SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12



                    CORNERSTONE INTERACTIVE SOLUTIONS COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Their Charters)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

--------------------------------------------------------------------------------


         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         Fee paid previously with preliminary materials.


                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:


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         (2)      Form, Schedule or Registration Statement no.:


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         (3)      Filing Party:


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         (4)      Date Filed:


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                                       -2-

                     CORNERSTONE INTERNET SOLUTIONS COMPANY
                             584 BROADWAY, SUITE 509
                               NEW YORK, NY 10012
                                 (212) 343-3920

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 13, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting")of CORNERSTONE INTERNET SOLUTIONS COMPANY, a Delaware corporation (the "Company"), will be held at the Mayfair Farms, West Orange, New Jersey commencing at 10:00 A.M., local time, on Thursday, April 13, 2000, for the following purposes as described in more detail in the accompanying Proxy
Statement:

                  1 To elect five directors for the Company to hold office until the next Annual Meeting of stockholders or until their successors are duly elected and have qualified;

                  2 To approve an amendment to the Company's 1994 Incentive and Non-Qualified Stock Option Plan increasing the number of shares of the Company's Common Stock, $.01 par value (the "Common Stock") that may be subject to options granted thereunder from 3,250,000 to 4,500,000;

                  3 To approve amendments to the Company's 1995 Stock Option Plan for Outside Directors increasing the number of shares of the Company's Common Stock that may be (i) subject to options granted thereunder from 150,000 to 500,000 and (ii) granted to any non-employee Director in any calendar year from 5,000 to 10,000;

                  4 To approve an amendment to the Company's 1994 Consultant Stock Option Plan increasing the number of shares of the Company's Common Stock that may be subject to options granted thereunder from 1,000,000 to 1,600,000; and

                  5 To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

         The Board of Directors has fixed February 16, 2000 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournments thereof.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         Edward Schroeder, President and
                                         Chief Executive Officer
New York, New York
March 16, 2000

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                     CORNERSTONE INTERNET SOLUTIONS COMPANY
                             584 BROADWAY, SUITE 509
                               NEW YORK, NY 10012
                       ----------------------------------
                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 13, 2000
                            -------------------------
                                  INTRODUCTION


         This Proxy Statement is being furnished to the holders of common stock, $.01 par value (the "Common Stock"), of Cornerstone Internet Solutions Company (the "Company") on or about March 16, 2000, in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Mayfair Farms, West Orange, New Jersey at 10:00 AM., local time, on Thursday, April 13, 2000, and at any and all adjournments thereof.

         A copy of the Company's Annual Report, including financial statements for the fiscal year ended May 31, 1999, is being mailed with this Proxy Statement.

         As of February 16, 2000, the record date for the Annual Meeting (the "Record Date"), there were outstanding 25,197,971 shares of Common Stock. Holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, arranged alphabetically and showing the address of each stockholder and the number of shares registered in the name of each stockholder, is available at the Company's offices located at 584 Broadway, Suite 509, New York, New York 10012 for examination by any stockholder. The list will also be available at the meeting for examination by any stockholder.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained on the proxy card. If no contrary instructions are given, each proxy received will be voted FOR the nominees for director described herein, FOR the approval of an amendment to the Company's 1994 Incentive and Non-Qualified Stock Option Plan (the "1994 Plan"), FOR the approval of amendments to the Company's 1995 Stock Option Plan for Outside Directors (the "Outside Directors Plan"), FOR the approval of an amendment to the Company's 1994 Consultant Stock Option Plan (the "Consultant Plan"), and FOR adjournment, if necessary, and in the discretion of the proxy holder as to the transaction of such other business as may properly come before the Annual Meeting. Any stockholder who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of each of the matters set forth in the preceding sentence. The Board does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

         A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and solicitation materials, as well as the cost of forwarding such materials to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegram or personal conversation. The Company may retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such firm, which the Company does not anticipate will exceed $20,000, would depend upon the amount and type of services rendered. The Company may reimburse brokerage firms and other fiduciaries, custodians and nominees for expenses incurred in forwarding proxy material to the beneficial owners of the Company's Common Stock.

         Any stockholder giving a proxy has the power to revoke it at any time prior to its use at the Annual Meeting by: (i) filing with the Secretary of the Company written notice thereof (Cornerstone Internet Solutions Company, 584 Broadway, Suite 509, New York, New York 10012); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                VOTING OF SHARES

         Only holders of record on the Record Date will be entitled to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote for each share held on all matters.

         The holders of a majority of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum for the election of directors, the vote on the amendment to the 1994 Plan, the vote on the amendments to the Outside Directors Plan and the vote on the amendment to the Consultant Plan. Abstentions are counted as present in determining whether the quorum requirements are satisfied. Proxies returned by brokers as "non-votes" on behalf of shares held in street name because beneficial owners' discretion has been withheld as to one or more matters on the agenda for the Annual Meeting will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda.

         A plurality of the total votes cast by holders of Common Stock is required for the election of directors. In tabulating the vote on the election of directors, abstentions will be disregarded and will have no effect on the outcome of such vote. The affirmative vote of a majority of the votes cast by holders of Common Stock is required to approve the amendments to the 1994 Plan, the Outside Directors Plan and the Consultant Plan. In tabulating the votes on the amendments to the 1994 Plan, the Outside Directors Plan and the Consultant Plan, shares as to which a stockholder abstains are considered shares entitled to vote on the applicable amendment and therefore an abstention would have the effect of a vote against the amendment. Broker non-votes, however, are not considered shares entitled to vote on the applicable amendment and are not included in determining whether such amendment is approved.

                       PROPOSAL FOR ELECTION OF DIRECTORS

Nomination

         The Board of Directors (the "Board") has nominated the five individuals named below to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as director at the Annual Meeting. Except with respect to the relationship of Mr. Andrew Gyenes and Mr. Peter Gyenes described below, no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         The election of each nominee requires the affirmative vote of a plurality of the shares of the Common Stock represented in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. All nominees currently serve on the Board. Each nominee elected is expected to serve until the next annual meeting and until his successor shall be duly elected and qualified. The Board has been informed that all persons listed below are willing to serve as directors. If, prior to the Annual Meeting, the Board shall learn that any nominee will be unable or unwilling to stand for election or serve if elected, the proxies that would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such inability or unwillingness to serve. The Board has no reason to believe that any nominee will be unable or unwilling to stand for election or serve if elected.

Information About Nominees

         The following table presents information concerning each nominee for director and reflects his age, position with the Company and tenure as a director of the Company.


                                                                                  Director
                Name        Age                  Position                          Since
                ----        ---                  --------                          -----
Andrew Gyenes                64         Chairman of the Board                      1994
Edward Schroeder             51         President and Chief Executive Officer      1997
Peter Gyenes                 54         Director                                   1995
Harrison Weaver(1,2)         68         Director                                   1993
Rino Bergonzi  (1,2)         55         Director                                   1995

         (1) Member of the Audit Committee
         (2) Member of the Compensation Committee
         -----------------------------------------------------------------------


                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
            VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR

Biographical Information About Nominees

         Andrew Gyenes has been Chairman of the Board since January 1994 and Chief Executive Officer of the Company from January 1994 to December 1997. He was President and a director of the Company from January 1994 through May 1994. Mr. Gyenes has been Chairman of the Board of the Company's subsidiary, B2Bgalaxy.com, Inc. ("B2Bgalaxy"), since March 1999. For more than five years before joining the Company, Mr. Gyenes was Vice President of Gyenes & Co., a computer software consulting company, and Marketing Manager of Ann-Mar Manufacturing, Inc. ("Ann-Mar"), a family owned textile company. Mr. Gyenes continued in such positions on a part-time basis through January 1995, and since January 1995, has been a consultant to Ann-Mar. Most of Mr. Gyenes' career has been in the computer industry, including positions with Warner Communications (last serving as an Assistant Vice President responsible for Worldwide Information Systems), with IBM Corporation (last serving as Eastern Regional Manager for Scientific Systems at Service Bureau Corporation, a former wholly-owned IBM subsidiary), and with Western Union (last serving as Assistant Vice President of Data Processing).

         Edward Schroeder has been the Company's President and Chief Executive Officer and a member of the Board of Directors since December 1997. From September 1997 to December 1997 Mr. Schroeder was a Vice President and General Manager of USWeb/CKS Cornerstone ("USWeb"), a wholly-owned subsidiary of the Company. Mr. Schroeder has been B2Bgalaxy's President and Chief Executive Officer and a member of the Board of B2Bgalaxy since March 1999. Before joining USWeb, Mr. Schroeder had been affiliated with IBM Corporation for over 25 years. Most recently he was the Vice President, Northeast Area.

         Rino Bergonzi has served as a director of the Company since January 1995. Since November 1993, Mr. Bergonzi has served as Vice President and Division Executive of Corporate Information Technology Services at AT&T, and has 25 years of experience in the information services field that includes working for such companies as Western Union, United Parcel Service Information Services and EDS Corp. Mr. Bergonzi is a Director of QueryObject Systems Corporation, a public company which develops and markets proprietary business intelligence solutions.

         Peter Gyenes has served as a director of the Company since January 1995. Mr. Peter Gyenes has served as Chairman and Chief Executive Officer and Executive Vice President, International Operations and Worldwide Sales, of Ardent Software, Inc., formerly VMARK Software, Inc. ("Ardent") since August 1996. From May 1996 to August 1996, he served as Executive Vice President, International Operations of Ardent. Mr. Peter Gyenes served as President and Chief Executive Officer of Racal InterLan, Inc., a leading supplier of local area networking products, from May 1995 to May 1996. Since January 1986, he has also served as a director of Axis Computer Systems, Inc. From January 1994 to April 1995, he was President of the Americas Division of Fibronics International, Inc. and, from August 1990 to December 1993, Vice President and General Manager of Data General Corporation's international operations and mini-computer business unit. Mr. Peter Gyenes has also held management, marketing, sales and technical positions with Encore Computer, Prime Computer, Xerox and IBM. Mr. Peter Gyenes is the brother of Andrew Gyenes, Chairman of the Board of the Company.

         Harrison Weaver has been a director of the Company since December 1993. He was a Vice President of the Company from December 1993 through May 1994. Mr. Weaver was a Director and Officer of The Continuum Group, Inc. ("Continuum"). In September 1995, Continuum applied for protection under Chapter 11 of the United States Bankruptcy Code. In 1999, Continuum came out of bankruptcy. Mr. Weaver is the founder and President of Weaver Associates, a diversified printing concern located in Cranford, New Jersey, which has been in business for over 35 years. He served for seventeen years as President of the New Jersey State Opera, becoming President Emeritus in 1987. Mr. Weaver has received many distinguished achievement awards, including the Governor's Award Medal for outstanding contributions to the Arts for the State of New Jersey in 1978.

Information About the Board and Its Committees

         The business and affairs of the Company are managed by the Company's Board of Directors. The Board has established a number of committees, described below, which meet on an as-required basis during the year. The Board held eight
(8) meetings during the Company's last fiscal year ended May 31, 1999. All of the directors attended at least 75% of the aggregate number of meetings of the Board and the aggregate number of meetings of committees of the Board during the fiscal year ended May 31, 1999. From time to time, members of the Board of Directors and the committees of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

         The Board of Directors has established the following committees:

         Audit Committee. The Audit Committee reviews and approves internal accounting controls, internal audit operations and activities, the Company's annual report and audited financial statements, the selection of the Company's independent auditors, the activities and recommendations of the Company's independent auditors, material changes in the Company's accounting procedures, the Company's policies regarding conflict of interest and such other matters as nay be delegated by the Board. The Audit Committee composed of Messrs. Bergonzi and Weaver, both non-employee directors, did not meet during the Company's last fiscal year.

         Compensation and Stock Option Committee. The Compensation and Stock Option Committee sets the compensation for the Company's key employees and administers the 1994 Plan, the Consultant Plan, and the Outside Directors Plan and awards stock options pursuant to each. The Compensation and Stock Option Committee composed of Messrs. Bergonzi and Weaver met four (4) times during the Company's last fiscal year. From time to time, members of the Compensation and Stock Option Committee act by unanimous written consent pursuant to the laws of the State of Delaware.

         The Company does not have a standing nominating committee.

         Directors Compensation. Directors do not receive a fee for attending Board or committee meetings and all members of the Board are reimbursed for all ordinary travel expenses related to attendance at Board or committee meetings. Under the terms of the Outside Directors Plan each non-employee director will be granted on January 1 of each year, non-qualified stock options to purchase 5,000 shares of Common Stock, provided the director is serving on the Board on the date of the grant. Grants under the Outside Directors Plan will be 100% vested as of the date of grant. On January 1, 1999, each of Messrs. Bergonzi, Peter Gyenes and Weaver (being all of the non-employee directors) were each granted non-qualified options to purchase 5,000 shares of Common Stock. No other director receives compensation for his services as such.

         Other Executive Officers

         Kenneth Gruber has been Executive Vice President and Chief Financial Officer of both the Company and B2Bgalaxy since January 24, 2000. From January 1999 to January 2000, he was with the Oracle Corporation in marketing and sales of ERP and CRM Applications. Between November 1994 and January 1999 he served in several capacities at the Company, including Chief Financial Officer and Secretary. Prior to joining the Company, Mr. Gruber was employed by Children's Television Workshop ("CTW") since 1984, and served as CTW's Vice President and Chief Financial Officer from 1993 to

November 1994, as CTW's Vice President of Finance and Administration from 1989 to 1993 and as Vice President of Finance from 1988 to 1989.

         David Rowe has been Chief Operating Officer and a director of B2Bgalaxy since April 1999. From April 1998 to April 1999, Mr. Rowe was a Vice-President of Development of USWeb. Before joining USWeb, Mr. Rowe had been affiliated with New Technology Partners ("NTP") where he managed a variety of e-commerce web site development projects. Prior to NTP, Mr. Rowe spent close to 10 years in the financial services area where he held the positions of Vice President of System and Technology at Financial Times Information, and Director of Technical Services at Interactive Data.

          Principal Stockholders and Beneficial Ownership of Management
          -------------------------------------------------------------

         The following table sets forth beneficial ownership of the Company's Common Stock as of February 16, 2000 by (a) each stockholder known by the Company to be the beneficial owner of five percent or more of the outstanding Common Stock, (b) each director and Named Executive Officer (as defined below) of the Company individually, and (c) all directors and executive officers as a group. Except as otherwise indicated in the footnotes below, (x) the Company believes that each of the beneficial owners of the Common Stock listed in the table, based on information furnished by such owner, has sole investment and voting power with respect to such shares, and (y) where no address is indicated, the address of the beneficial owner is the address of the principal executive offices of the Company.


Name and Address of Beneficial Owner    Number of Shares (1)      % of Class
-----------------------------------     ----------------          ----------

Barry Rubenstein                             5,048,951(2)              19.9%
68 Wheatley Road
Brookville, NY 11545

Irwin Lieber                                 4,591,951(3)              18.2%
767 Fifth Avenue
45th Floor
NY, NY 10153

21st Century Communications                  1,997,951(4)               7.9%
Foreign Partners, L.P.
c/o Fiduciary Trust (Cayman) Limited
P.O. Box 1062
Grand Cayman,B.W.I

21st Century                                 1,997,951(5)               7.9%
Communications Partners, L.P.
767 Fifth Avenue
45th floor
New York, NY 10153

21st Century                                 1,997,951(6)               7.9%
Communications T-E Partners, L.P.
767 Fifth Avenue
45th floor
NY, NY 10153

Michael J. Marocco                           1,997,951(7)               7.9%
767 Fifth Avenue
45th floor
NY, NY 10153

John Kornreich                               1,997,951(7)               7.9%
767 Fifth Avenue
45th floor
 NY, NY 10153

Harvey Sandler                               1,997,951(7)               7.9%
767 Fifth Avenue
45th floor
NY, NY 10153

Andrew Sandler                               1,997,951(7)               7.9 %
767 Fifth Avenue
45th floor
NY, NY 10153

Douglas Schimmel                             1,997,951(7)               7.9%
767 Fifth Avenue
45th Floor
New York, New York 10153

Hannah Stone                                 1,997,951(7)               7.9%
767 Fifth Avenue
45th Floor
New York, New York 10153

David Lee                                    1,997,951(7)               7.9%
767 Fifth Avenue
45th Floor
New York, New York 10153

Barry Fingerhut                              4,586,951(8)              18.2%
767 Fifth Avenue
45th floor
NY, NY 10153

Wheatley Partners II, L.P.                   2,588,000(9)              10.3%
68 Wheatley Road
Brookville, NY 11545

Applewood Capital Corp.                      2,588,000(9)              10.3%
68 Wheatley Road
Brookville, NY 11545

Seth Lieber                                  2,588,000(9)              10.3%
767 Fifth Avenue
New York, NY 10153

Jonathan Lieber                              2,588,000(9)              10.3%
767 Fifth Avenue
New York, NY 10153

Andrew Gyenes                                 910,053(10)               3.5%

Harrison Weaver                                27,500(11)               *

Rino Bergonzi                                  35,000(12)               *

Peter Gyenes                                   48,000(13)               *

Edward Schroeder                              329,166(14)               1.3%

David Rowe                                     55,136(14)               *

Kenneth Gruber                                  9,583(15)               *

All directors and executive                 1,414,438(16)               5.3%
officers as a group

----------------------------
*        less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any person who, directly or indirectly, through any contract, arrangement, understanding or otherwise, has or shares voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants or convertible notes but are not deemed outstanding for computing the percentage ownership of any other person.

(2) Based on Amendment Number 12 to a Schedule 13D and a Form 4 - Statement of Changes in Beneficial Ownership filed in February 2000 and March 2000, respectively, by Barry Rubenstein, Woodland Venture Fund ("Woodland Fund"), Seneca Ventures ("Seneca"), Woodland Services Corp. ("Woodland Corp."), 21st Century Communications Partners, L.P. ("21st Partners"), 21st Century Communications T-E Partners, L.P. ("21st
         T-E"), 21st Century Communications Foreign Partners, L.P. ("21st Foreign"), Michael J. Marocco, John Kornreich, Harvey Sandler, Andrew Sandler, Barry Fingerhut, Irwin Lieber, Woodland Partners, Wheatley Partners II, L.P. ("Wheatley II") formerly known as Applewood Associates, L.P., Applewood Capital Corp., Seth Lieber, Jonathan Lieber, Marilyn Rubenstein, The Marilyn and Barry Rubenstein Family Foundation (the "Foundation"), Brian Rubenstein, Rebecca Rubenstein, Douglas Schimmel, Hannah Stone and David Lee (the "February 2000 13D"), Barry Rubenstein has sole beneficial ownership of 263,000 shares of Common Stock (including 175,000 shares of Common Stock underlying presently exercisable options). Mr. Rubenstein may also be deemed to share beneficial ownership of 4,785,951 shares of Common Stock by virtue of being: (i) a stockholder, officer and director of InfoMedia Associates, Ltd. ("InfoMedia") which is a general partner of 21st Partners, 21st T-E and 21st Foreign; (ii) a trustee of the Foundation; and (iii) a general partner of each of Wheatley II, Seneca, the
         Woodland Fund and Woodland Partners. Mr. Rubenstein disclaims beneficial ownership of these securities, except to the extent of his equity interest therein.

(3) Based on the February 2000 13D, Irwin Lieber has sole beneficial ownership of 6,000 shares of Common Stock. By virtue of being a stockholder, officer and director of InfoMedia and a general partner of Wheatley II, Irwin Lieber may be deemed to share beneficial ownership of 4,585,951 shares of Common Stock. Mr. Lieber disclaims beneficial ownership of these securities, except to the extent of his equity ownership therein.

(4) Based on the February 2000 13D, this amount includes 178,708 shares of Common Stock. 21st Foreign disclaims beneficial ownership of 1,353,661 shares of Common Stock owned by 21st Partners and 465,582 shares of Common Stock owned by 21st T-E.

(5) Based on the February 2000 13D, this amount includes 1,353,661 shares of Common Stock. 21st Partners disclaims beneficial ownership of 465,582 shares of Common Stock owned by 21st T-E and 178,708 shares of Common Stock owned by 21st Foreign.

(6) Based on the February 2000 13D, this amount includes 465,582 shares of Common Stock. 21st T-E disclaims beneficial ownership of 1,353,661 shares of Common Stock owned by 21st Partners and 178,708 shares of Common Stock owned by 21st Foreign.

(7) Based on the February 2000 13D, Messrs. Marocco, Lewis, Kornreich, H. Sandler, A. Sandler, Schimmel, Lee and Ms. Stone are each the sole or majority stockholder, officer and director of an entity which is a general partner of an entity which is a general partner of 21st
         Partners, 21st T-E and 21st Foreign. Accordingly, they may each be deemed to share beneficial ownership of 1,997,951 shares of Common Stock which are collectively held by 21st Partners, 21st T-E and 21st Foreign. Each individual disclaims beneficial ownership of these securities, except to the extent of his equity interest therein.

(8) Based on the February 2000 13D, Barry Fingerhut has sole beneficial ownership of 1,000 shares of Common Stock. By virtue of being a stockholder, officer and director of InfoMedia and a general partner of Wheatley II, Barry Fingerhut may be deemed to share beneficial ownership of 4,585,951 shares of Common Stock. Mr. Fingerhut disclaims beneficial ownership of these securities, except to the extent of his equity interest therein.

(9) Based on the February 2000 13D, these amounts include 2,588,000 shares of Common Stock beneficially owned by Wheatley II. By virtue of being a general partner of Wheatley II, Applewood Capital may be deemed to share beneficial ownership of these shares. In addition, by virtue of being officers of Applewood Capital, Seth and Jonathan Lieber may also be deemed to share beneficial ownership of these shares. Applewood Capital, Seth Lieber, and Jonathan Lieber each disclaim beneficial ownership of these securities, except to the extent of their equity interests therein.

(10) Consists of 893,053 shares of Common Stock issuable upon exercise of presently exercisable options and 10,000 shares owned by the AnnMar Manufacturing Inc. Employee Pension Plan as trustee and 7,000 shares owned jointly by Mr. Gyenes and his wife.

(11) Consists of 2,500 shares of Common Stock and 25,000 shares of Common Stock issuable upon exercise of presently exercisable options granted pursuant to the Outside Directors Plan.

(12)     Consists of 35,000  shares of Common Stock  issuable  upon  exercise of
         presently   exercisable   options  granted   pursuant  to  the  Outside
         Directors' Plan.

(13) Consists of 3,000 shares of Common Stock owned by Mr. Peter Gyenes, 35,000 shares of Common Stock issuable upon exercise of presently exercisable options granted pursuant to the Outside Directors' Plan, and 10,000 shares owned by the AnnMar Manufacturing Inc. Employee Pension Plan as trustee.

(14) Consists of shares of Common Stock issuable upon the exercise of presently exercisable options.

(15)     Consists of 9,583 shares of Common Stock.

(16) Consists of 27,083 shares of Common Stock and presently exercisable options to purchase 1,387,355 shares of Common Stock.

Summary of Cash and Certain Other Compensation

         The following table sets forth the cash and non-cash compensation paid or earned during the fiscal years ended May 31,1999, 1998 and 1997, by the Chairman of the Board, President and Chief Executive Officer, and the Chief Operating Officer of the Company's B2Bgalaxy subsidiary, the only other executive officers of the Company or its subsidiaries whose salary and bonus exceeded $100,000 with respect to the fiscal year ended May 31, 1999 (the "Named Executive Officers.")

                           SUMMARY COMPENSATION TABLE
                             Long Term Compensation

                               Annual Compensation

                                                                                     Long-Term
                                                                                    Compensation
                                                                                      Awards
                                                                                     Securities
     Name and                                                      Other Annual      Underlying
Principal position     Fiscal Year    Salary($)       Bonus($)     Compensation      Options(#)
----------------------------------------------- -------------------------------------------------------------
Andrew Gyenes,           1999         $125,000           -          $10,851(1)         575,000
Chairman of the          1998         $125,000           -          $10,500(1)            -
Board                    1997         $100,000           -          $13,357(1)            -

Edward Schroeder         1999         $120,000        $30,000       $10,882(1)         100,000
(2) President and        1998          $85,500        $41,250        $4,676(1)         300,000
Chief Executive          1997                -           -               -                -
Officer

David Rowe (3)           1999         $140,000        $58,000        $3,664(1)         225,000
Chief Operating          1998          $11,818          $7,500         $612(1)            -
Officer                  1997                -            -              -                -

---------------------
(1) Represents payments by the Company for a leased automobile and related insurance and amounts paid by the Company toward health insurance premiums.

(2)      Mr. Schroeder's employment commenced September 15, 1997.

(3)      Mr. Rowe's employment commenced April 27, 1998.

Option Grants in Last Fiscal Year

         The following table provides further information with respect to the options granted in fiscal 1999 to Mr. Schroeder and Mr. Rowe under the 1994 Plan.

                               STOCK OPTION TABLE


                                Number o
                                Securities        % of Total Options
     Name and Principal         Underlying       Granted-to-Employees  Exercise of
          Position               Option             in Fiscal Year     Base Price          Expiration Date
          --------               ------             --------------     ----------          ---------------

Edward Schroeder                 100,000               9.5%              $1.06                09/04/03
President and Chief
Executive Officer

David Rowe                        35,000               3.0%              $2.40                04/27/03
Chief Operating
Officer of B2Bgalaxy
                                  65,000               6.0%              $1.75                06/01/03
                                  50,000               4.7%              $0.81                06/01/03
                                  25,000               2.3%              $0.81                09/15/08
                                  50,000               4.7%              $1.40                12/24/03

         The following table shows, for the named Executive Officers, the number of shares covered by both exercisable and unexercisable employee stock options as of May 31, 1999, and the values for the "in-the-money" options, which represent the positive spread between the exercise price of any outstanding stock options and the price of Common Stock as of May 31, 1999 which was $2.625.

                          Fiscal Year End Option Values



                                       Number of Securities Underlying                 Value of Unexercised
                                          Unexercised Options at FY                  in the Money Options at
                                                   End(#)                                   FY-End($)
     Name                                 Exercisable/Unexercisable                  Exercisable/Unexercisable
     ----                                 -------------------------                  -------------------------

Andrew Gyenes                                  875,000/25,000                              $336,875/$0
Edward Schroeder                               175,000/225,000                           $97,211/$183,989
David Rowe                                     52,222/172,778                            $51,763/$209,617

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In February 1998, the Company consummated an exchange offer whereby the Company issued one share of Common Stock for every 2.8 Common Stock Purchase Warrants tendered in the exchange offer. The following 5% or greater stockholders (or entities affiliated with 5% or greater stockholders) purchased Common Stock of the Company: Applewood (446,429 shares), Seneca (35,714 shares), 21st Foreign (34,286 shares), 21st T-E (103,036 shares), Woodland (35,714 shares) and Woodland Fund (53,571 shares).

         In February 1998, the Company consummated a private placement of 2,000 shares of Class B Preferred Stock at a purchase price of $1,000 per share. The following entities which may be deemed to be 5% stockholders of the Company (or entities affiliated with 5% or greater stockholders) purchased Class B Preferred Stock in the private placement: Wheatley II (1,500 Shares) and Woodland Partners (250 Shares). Each share of Class B Preferred Stock was subsequently exchanged for .8 of a share of Class D Preferred Stock. Each share of Class D Preferred Stock was subsequently converted into 1,250 shares of Common Stock.

         On November 10, 1998, the Company consummated a private placement of 1,600 shares of newly created Class D Preferred Stock for $1,250 per share. The following entities which may be deemed to be 5% stockholders of the Company purchased Class D Preferred Stock in the private placement: Wheatley II, 21st Foreign, 21st T-E and 21st Partners. Each share of Class D Preferred Stock was subsequently converted into 1,250 shares of Common Stock.

         In October 1999, Barry Rubenstein, a 5% stockholder, exercised options to purchase 200,000 shares of common stock at an exercise price of $2.35 per share.

         In April 2000, B2Bgalaxy consummated a private placement of Class A Preferred Stock The purchase price per share was $1,000. Each share of Class A Convertible Preferred Stock of B2Bgalaxy can be converted into Common Stock of the Company under certain conditions. The following 5% or greater stockholders (or entities affiliated with 5% or greater stockholders) purchased shares of Class A Preferred Stock of B2Bgalaxy.com: Seneca (50 shares), Wheatley Foreign Partners, L.P. (24 shares), Wheatley Partners, L.P. (276 shares), Woodland Partners (50 shares), and Woodland Ventures Fund (100 shares).

         In February 2000, B2Bgalaxy consummated a private placement of common stock. The purchase price per share was $2.80. The following 5% or greater stockholders (or entities affiliated with 5% or greater stockholders) and Directors and officers of the Company purchased Common Stock of B2Bgalaxy in which the consideration paid by such individuals or entities exceeded $60,000; Wheatley Partners, L.P.(1,764,405 shares); Wheatley Foreign Partners, L.P. (28,452 shares); Seneca (178,571 shares); Woodland Fund (357,143); Woodland Partners (178,571); Brookwood Partners, L.P. (71,429 shares); Barry Rubenstein (107,143 shares); Irwin Lieber (107,143 shares); Barry Fingerhut (107,143 shares); and Andrew Gyenes (35,000 shares).

         All of the above transactions resulted from arms-length negotiations and were approved by the independent members of the Company's Board of Directors who did not have an interest in the transactions. The Company believes that the terms of such transactions were on terms that were no less favorable than were available from unaffiliated third parties. Future and ongoing transactions with affiliates of the Company, if any, will be on terms believed by the Company to be no less favorable than are available from unaffiliated third parties and will be approved by a majority of the independent members of the Company's Board of Directors who do not have an interest in the transaction.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and beneficial owners of greater than 10% of the Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on its review of the copies of such forms furnished to the Company and written representations from certain reporting persons that no other reports or forms were required for such persons, during the fiscal year ended May 31, 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% owners were satisfied.

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
               1994 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

General

         The Board has approved an amendment to the 1994 Plan, whereby the number of shares reserved for issuance pursuant to the exercise of options granted under the Outside Directors Plan will be increased from 3,250,000 shares of Common Stock to 4,500,000 shares of Common Stock, and recommended that it be submitted to the Company's stockholders at the Annual Meeting for their ratification.

         The Company has adopted the 1994 Plan to attract, retain and provide incentive to employees. Under the 1994 Plan and amendments thereto, options may be granted from time to time to employees of the Company or of any subsidiary.

Summary of the Amendment to the 1994 Plan

         The amendment to the 1994 Plan, if approved by the stockholders, will increase the number of shares of Common Stock authorized for issuance upon exercise of the options granted pursuant to the 1994 Plan from 3,250,000 to 4,500,000. The Board believes that the proposed increase in the number of shares available for issuance under the 1994 Plan is necessary to continue the effectiveness of the 1994 Plan in attracting, motivating and retaining employees with appropriate experience and ability and to increase the grantees' alignment of interest with the Company's stockholders.

         If the  amendment to the 1994 Plan is approved,  the first  sentence of
Section 4 of the 1994 Plan will read as follows in its entirety:

                  "Subject to adjustment as provided in Section 7 hereof, a total of four million five hundred thousand (4,500,000) shares of the Company's Common Stock $.01 par value (the "Stock") shall be subject to the Plan."

Summary of Plan

         The 1994 Plan is administered by the Compensation and Stock Option Committee, which consists of two non-employee directors. The Compensation and Stock Option Committee is generally empowered to interpret the 1994 Plan, prescribe rules and regulations relating thereto, determine the terms of the option agreements, amend them with the consent of the optionee, determine the employees to whom options are being granted, and determine the number of shares subject to each option and the exercise price thereof. Under the 1994 Plan, the per-share exercise price for incentive stock options ("ISOs") will not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value on the date of grant of an ISO if the optionee owns more than 10% of all classes of stock of the Company) and for non-qualified stock options ("NQSOs") will not be less than 75% of the fair market value of the Common Stock on the date of grant. Upon exercise of an option, the optionee may pay the purchase price in cash, by check or, as determined by the Compensation and Stock Option Committee, with previously acquired securities of the Company, provided that, with respect to incentive stock options applicable holding requirements under the Internal Revenue Code of 1986 (the "Code") are satisfied.

         Options granted pursuant to the 1994 Plan may be designated as ISOs, with the attendant tax benefits provided under Sections 421 and 422 of the Code. Accordingly, the 1994 Plan provides that the aggregate fair market value (determined at the time an ISO is granted) of the Common Stock subject to ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company and its subsidiaries) may not exceed $100,000.

         The Board may amend, suspend or terminate the 1994 Plan; provided, however, that the 1994 Plan may not be amended without stockholder approval to the extent that such approval is required (i) for the 1994 Plan to meet the requirements of Rule 16b-3, or (ii) by any other provision of applicable law. The Compensation and Stock Option Committee may amend the terms of options previously granted; provided, however, that no such amendment may impair an optionee's rights under an option previously granted without the consent of the optionee.

         Options may not be transferred other than by will or the laws of descent and distribution, and options may be exercised solely by the optionee during his or her lifetime. No options may be granted pursuant to the 1994 Plan on or after January 3, 2004.

New Plan Benefits

         Grants under the 1994 Plan are generally made at the discretion of the Compensation and Stock Option Committee and are therefore not determinable with respect to dollar value or amount. The following table sets forth the total number of Options granted under the 1994 Plan during the 1999 and 2000 fiscal years and the dollar value of such Options as of February 16, 2000 based on the closing trading price of the Common Stock on such date.

                          NEW PLAN BENEFITS - 1994 PLAN

                                                          Number of Options
                                                          Granted in Fiscal
          Name and Position        Dollar Value ($)         1999 and 2000
          -----------------        ----------------         -------------
Edward Schroeder                         $356,300             225,000
Andrew Gyenes                            $650,000             100,000
Ken Gruber                               $113,475             105,000
Executive Group                        $1,474,810             675,000
Non-Executive Director Group             $257,812              45,000
Non-Executive Officer Group                     -                   -

Registration of Shares

         The Company has filed a registration statement under the Securities Act with respect to 3,250,000 shares of Common Stock issuable pursuant to the Plan. The Company intends to file an additional registration statement under the Securities Act with respect to the additional 1,250,000 shares of Common Stock issuable pursuant to the amendment's approval by the Company's stockholders.

Required Vote

         Approval of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.

              THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL
                        OF THE AMENDMENT TO THE 1994 PLAN

                   APPROVAL OF THE AMENDMENTS TO THE COMPANY'S
                  1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

General

         The Board has approved amendments to the Outside Directors Plan, whereby (i) the number of shares reserved for issuance pursuant to the exercise of options granted under the Outside Directors Plan will be increased from 150,000 shares of Common Stock to 500,000 shares of Common Stock and (ii) the number of shares subject to options that may be granted to a director in any calendar year will be increased from 5,000 to 10,000, and recommended that they be submitted to the Company's stockholders at the Annual Meeting for their ratification.

         The Outside Directors Plan is designed to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company as directors, by encouraging and enabling non-employee directors to acquire proprietary interests in the Company and by providing participating non-employee directors with additional incentive to promote the success of the Company.

Summary of Amendments to the Outside Directors Plan

         The amendments to the Outside Directors Plan, if approved by the stockholders, will increase from (i) 150,000 to 500,000 the number of shares of Common Stock authorized for issuance upon exercise of options granted pursuant to the Outside Directors Plan and (ii) 5,000 to 10,000 the number of shares authorized for issuance upon the exercise of options granted to any non-employee director in any calendar year. The Board believes that the proposed amendments to the Outside Directors Plan are necessary to continue the effectiveness of the Outside Directors Plan in inducing persons of outstanding ability and potential to join and remain with the Company as directors, by encouraging and enabling non-employee directors to acquire proprietary interests in the Company and by providing participating non-employee directors with additional incentive to promote the success of the Company.

         If the amendments to the Outside Directors Plan is approved, all references to 5,000 in Section II(b) of the Outside Directors Plan will change to 10,000 and the first sentence of Section IV of the Outside Directors Plan will read as follows:

                  "Subject to adjustment as provided in Section 7 hereof, a total of five hundred thousand (500,000) shares of common stock, $.01 par value ("Stock"), of the Company shall be subject to the Plan."

Summary of Plan

         The purpose of the Outside Directors Plan is to promote the growth and profitability of the Company, to provide outside directors of the Company with an incentive to achieve the long-term objectives of the Company, to attract and retain non-employee directors of outstanding competence and to provide them with an opportunity to acquire an equity interest in the Company.

         The Outside Directors Plan provides for the granting of options ("Options" or "Nonqualified Stock Options") which are not intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). An aggregate of 150,000 shares of Common Stock (subject to adjustment in the event of certain corporate events) have been reserved for issuance under the Outside Directors Plan, which number of shares will be increased to 500,000 if the proposed amendment is ratified.

         The Outside Directors Plan is intended to be "formula award" plan as recognized by Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Outside Directors Plan will be administered accordingly. To the extent consistent with such intent, the Outside Directors Plan shall be administered by the Committee. Awards of Options under the Outside Directors Plan are automatic.

         Each member of the Board who is not also an employee of the Company (each, for purposes of the Outside Directors Plan, an "Outside Director") is eligible to receive Options under the Outside Directors Plan.

         All Options granted under the Outside Directors Plan will be exercisable as to 100% of the shares of Common Stock subject thereto as of the date of grant of the Option. Options expire on the earlier of (i) 60 months from the date of grant or (ii) one year following the date on which the Outside Director ceases to serve in such capacity for any reason other than for cause. If an Outside Director's service is terminated for cause, all Options awarded to such Outside Director expire on such cessation of service. If an Outside Director dies before fully exercising any portion of an Option then exercisable, such Option may be exercised by such Outside Director's personal representative, designee, heir or devisee at any time within the one year period following the date of such Outside Director's death, but in no event later than 60 months following the date of grant.

         The exercise price for Options is the fair market value of the Common Stock on the date of grant. An Option granted under the Outside Directors Plan may be exercised by delivering to the Chief Executive Officer of the Company payment of the full purchase price of such shares in cash or previously acquired Common Shares.

         As of February 16, 2000, three Outside Directors were eligible to participate in the Outside Directors Plan. As of February 16, 2000, Options to purchase 110,000 shares of Common Stock, at exercise prices ranging from $1.56 to $7.25 per share have been granted under the Outside Directors Plan. Options to purchase 25,000 shares of Common Stock were exercised in 1999 and in 2000 through the Record Date. Options to purchase 95,000 shares of Common Stock were outstanding as of February 16, 2000.

         The following table sets forth the total number of options granted under the Outside Directors Plan during the 1999 and 2000 fiscal years and the dollar value of such Options as of February 16, 2000 based on the closing trading price of the Common Stock on such date.

                   NEW PLAN BENEFITS - OUTSIDE DIRECTORS PLAN

                                                     Number of Options Granted
           Position             Dollar Value ($)      in Fiscal 1999 and 2000
           --------             ----------------         --------------------
Non-Executive Director Group       $281250                   45,000


Registration of Shares

         The Company has filed a registration statement under the Securities Act with respect to 150,000 shares of Common Stock issuable pursuant to the Outside Directors Plan. The Company intends to file an additional registration statement under the Securities Act with respect to the additional 350,000 shares of Common Stock issuable pursuant to the amendment subsequent to the amendment's approval by the Company's stockholders.

Required Vote

         Approval of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.

              THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL
                 OF THE AMENDMENTS TO THE OUTSIDE DIRECTORS PLAN

                    RATIFICATION OF AMENDMENT TO THE COMPANY
                     1994 STOCK OPTION PLAN FOR CONSULTANTS

General


         The Board has approved an amendment to the Consultant Plan, whereby the number of shares reserved for issuance pursuant to the exercise of options granted under the 1995 Plan will be increased from 1,000,000 shares of Common Stock to 1,600,000 shares of Common Stock, and recommended that it be submitted to the Company's stockholders at the Annual Meeting for their ratification. The Consultant Plan is designed to advance the interests of the Company by encouraging and enabling certain of the Company's consultants to acquire proprietary interests in the Company and by providing participating consultants with additional incentive to promote the success of the Company.

Summary of Amendment to the Consultant Plan

         The amendment to the Consultant Plan, if approved by the stockholders, will increase from 1,000,000 to 1,600,000 the number of shares of Common Stock authorized for issuance upon exercise of options granted pursuant to the Consultant Plan. The Board believes that the proposed increase in the number of shares available for issuance under the Consultant Plan is necessary to continue the effectiveness of the Consultant Plan in attracting, motivating, and retaining consultants with appropriate experience and ability, and to increase the grantees' alignment of interest with the Company's stockholders.

         If the amendment to the Consultant Plan is allowed, the first sentence of Section 4 of the Consultant Plan will read as follows:

                  "Subject to adjustment as provided in Section 7 hereof, a total of one million six hundred thousand (1,600,000) shares of common stock, $.01 par value ("Stock"), of the Company shall be subject to the Plan."

Summary of Plan

         The purpose of the Consultant Plan is to provide non-cash remuneration to consultants (including director/consultants) whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such person in the development and financial success of the Company and its subsidiaries.

         The Consultant Plan provides for the granting of options ("Options" or "Nonqualified Stock Options") that are not intended to satisfy the requirements of Section 422 of the Internal Revenue code of 1986, as amended (the "Code"). An aggregate of 1,000,000 shares of Common Stock (subject to adjustment in the event of certain corporate events) have been reserved for issuance under the Consultant Plan, which number of shares will be increased to 1,600,000 if the proposed amendment is ratified.

         Consultants, including persons who also serve as directors of the Company or any subsidiary thereof, (each, for purposes of the Consultant Plan, a "Consultant") are eligible to receive Options under the Plan.

         The Consultant Plan is administered by the Committee, which is composed of two or more directors who are not employees of the Company. The composition of the Committee is intended to at all times satisfy the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor thereof. The Committee determines to whom Options are granted, the number of shares of Common Stock subject to the Options granted, the exercise price thereof, and the terms of such Options. No Option will be granted under the Consultant Plan to any member of the Committee during his or her term of membership.

         The exercise price for Options will be determined by the Committee, but will not be less than100% of the fair market value of the Common Stock on the date of grant. Options are exercisable as to 100% of the shares of Common Stock subject thereto not later than one year after the date of grant unless a shorter vesting schedule is otherwise determined by the Committee. The term of each Option is determined by the Committee, but no Option will be exercisable more than ten year from the date of grant.

         If an optionee's consultancy with the Company or any subsidiary thereof is terminated for any reason, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee determines at or after the grant), by the optionee (or, if the consultancy is terminated by the optionee's death, by the legal representative of the estate or by the legatee of the optionee) for a period of one year from the date of such termination, or until the expiration of the term of the Option, whichever period is shorter, provided that if the optionee should die after his or her consultancy has terminated for "Disability" (as defined in the Consultant
Plan), the Option will remain exercisable to the extent then exercisable at the time of the optionee's death, for one year from the date of such optionee's death or the stated term of the Option, whichever period is shorter.

         An Option granted under the Consultant Plan may be exercised by payment of the full purchase price of such shares in cash, check of such other instrument as may be acceptable to the Committee, which may include previously acquired Common Shares.

         As of the date hereof, stock options to purchase 554,080 shares of Common Stock, at exercise prices ranging from $1.75 to $3.75 per share have been granted under the Consultant Plan, of which no options have lapsed. Options to purchase 265,000 shares of Common Stock were exercised in 1999 and in 2000 through the Record Date. Options to purchase 289,080 shares of Common Stock were outstanding as of February 16, 2000. During the last completed fiscal year and through the Record Date, no options to purchase shares of Common Stock have been granted pursuant to the Consultant Plan to (i) the Named Executive Officers,
(ii) all current executive officers as a group (iii) Outside Directors or (iv) any employees.

         No Option may be granted under the Consultant Plan on or after August 17, 2004.

Registration of Shares

         The Company has filed a registration statement under the Securities Act with respect to 1,000,000 shares of Common Stock issuable pursuant to the Consultant Plan. The Company intends to file an additional registration statement under the Securities Act with respect to the additional 600,000 shares of Common Stock issuable pursuant to the Consultant Plan amendment subsequent to the Consultant Plan amendment's approval by the Company's stockholders.

Required Vote

         Approval of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.


              THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL
                    OF THE AMENDMENT TO THE CONSULTANT PLAN.

                          ADJOURNMENT OF ANNUAL METING

         Each proxy solicited hereby requests authority to vote for an adjournment of the Annual Meeting, if an adjournment is deemed to be necessary. Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any motion for adjournment in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of any motion to adjourn the meeting. Unless revoked prior to its use, any proxy solicited for the Annual Meeting will continue to be valid for any adjournment of the Annual Meeting, and will be voted in accordance with instructions therein, and if no contrary instructions are given, for the proposal in question.

         Any adjournment will permit the Company to solicit additional proxies and will permit a greater expression of the stockholders' views. Such an adjournment would be disadvantageous to stockholders who are against any given proposal, because an adjournment will give the Company additional time to solicit favorable votes and thus increase the chances of passing such proposal.

         If a quorum is not present at the Annual Meeting, no proposal will be acted upon and the Board of Directors will adjourn the Annual Meeting to a later date in order to solicit additional proxies on each of the proposals being submitted to stockholders.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

         Proposals of stockholders intending to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company, 584 Broadway, Suite 509, New York, New York 10012 by November 17, 2000 in order to be considered for inclusion in the 2000 Proxy Statement.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The Audit Committee of the Board of the Company approved the engagement of the independent auditing firm of KPMG Peat Marwick LLP ("KPMG") to serve as the Company's independent auditors for the fiscal year ending May 31, 2000. Representatives of KPMG are expected to be available at the Annual Meeting and will have the opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

                                 OTHER BUSINESS

         The Company knows of no other business that will be presented for consideration at the Annual Meeting other than that described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies by the Board will be voted in accordance with the judgement of the person or persons voting the proxy.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         Stockholders of the Company as of the Record Date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to
Stockholders for the twelve months ended May 31, 1999 (the "Annual Report"). Included in the Annual Report are the Annual Report on Form 10-KSB/A (exclusive of exhibits) as amended with the Securities and Exchange Commission, and the consolidated statements of financial condition of the Company as of May 31, 1999 and 1998 and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the three years ended May 31, 1999, prepared in accordance with generally accepted accounting principles. A copy of the Company's Form 10-KSB, for the fiscal year ended May 31, 1999 and Forms 10-QSBs, for the quarterly periods ended August 31, 1999 and November 30, 1999 are available, upon written request, at no charge to all stockholders. For a copy, write to Cornerstone Internet Solutions Company, 584 Broadway, Suite 509, New York, New York 10012 Attention: Investor Relations Department.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Edward Schroeder President and
                                         Chief Executive Officer


New York, New York
March 16, 2000

            REVOCABLE PROXY - CORNERSTONE INTERNET SOLUTIONS COMPANY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Andrew Gyenes and Kenneth Gruber, and each of them, proxies, with full powers of substitution, to act for and in the name of the undersigned to vote all shares of the Common Stock, $.01 par value, of CORNERSTONE INTERNET SOLUTIONS COMPANY (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held at the Mayfair Farms, West Orange, New Jersey on Thursday April 13, 2000 at 10:00 A.M., local time.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR
            DIRECTORS LISTED BELOW AND "FOR" PROPOSALS 2 THROUGH 4.

1.       ELECTION OF DIRECTORS

/ /      FOR all nominees listed below               / /      WITHHOLD AUTHORITY
         (except as marked to the                    to vote for all
         contrary below)                             nominees

         Edward Schroeder, Rino Bergonzi, Andrew Gyenes,
         Peter Gyenes and Harrison Weaver

         (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)


2. The  approval  of  the  amendment  to  the  Company's   1994   Incentive  and
Non-Qualified Stock Option Plan.

FOR      / /      AGAINST           / /     ABSTAIN           / /


3. The approval of the amendments to the Company's 1995 Stock Option Plan for Outside Directors.

FOR      / /      AGAINST           / /     ABSTAIN           / /


4. The approval of the amendment to the Company's 1995 Consultant Stock Option Plan.

FOR      / /      AGAINST           / /     ABSTAIN           / /

The shares represented by this proxy will be voted as directed by the undersigned. IF NO INSTRUCTIONS ARE SPECIFIED, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS PRESENTED AT THE ANNUAL MEETING. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting the shares subject to the proxy by written ballot.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

Please sign exactly as your name appears on the certificate or certificates representing shares to be voted by this proxy. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the signer is a corporation, the full corporate name should be signed by a duly authorized officer.

         -------------------------------------
         Signature

         -------------------------------------
         Signature, if held jointly

         Date: _________________________, 2000

         PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE.